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                                                                    EXHIBIT 10.3

                           SECOND AMENDMENT TO SECOND
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Second Amendment") is made and dated as of the 28th day of December, 1998 by and among CHART HOUSE, INC. (the "Company"), CHART HOUSE ENTERPRISES, INC. (the "Parent"), BIG WAVE, INC., formerly known as Islands Restaurants, Inc. ("Big Wave") (the Parent and Big Wave being sometimes referred to, collectively and severally, as the "Guarantors"), BANKBOSTON, N.A., formerly known as The First National Bank of Boston ("BankBoston") (BankBoston acting in its capacity as a "Bank" under the Credit Agreement described more particularly below being referred to herein, as the "Bank") and BANKBOSTON, acting in its capacity as Agent and CALIFORNIA BANK & TRUST, formerly known as the Sumitomo Bank of California ("CB&T) (CB&T acting in its capacity as Security Agent with respect to the credit facility evidenced by the Credit Agreement described more particularly below) (in each case, the "Agent" and the "Security Agent," respectively).

                                    RECITALS

         A. Pursuant to that certain Second Amended and Restated Revolving Credit Agreement dated as of June 27, 1997 by and among the Company, the Guarantors, the Banks party thereto, BankBoston as the "Agent" thereunder and CB&T as the Security Agent thereunder (as amended to date, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement) the Banks agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

         B. The parties have agreed to amend the Credit Agreement in certain respects as set forth more particularly below.

            NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Increase in Commitment. To reflect the agreement of the parties to
            ----------------------
increase the Revolving Loan Credit Limit under the Credit Agreement, the parties HERETO hereby agree that, effective as of the Second Amendment Effective Date, the definition of the term "Revolving Loan Credit Limit" set forth in Paragraph 14 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Revolving Loan Credit Limit" shall mean $20,000,000.00, as
                   ---------------------------
         such amount may be increased or decreased by written agreement of the Agent, the
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                  Company and one hundred percent (100%) of the Banks."

         2. Modification of Pricing. To reflect the agreement of the parties to
            -----------------------
modify the pricing provisions applicable to Revolving Loans made pursuant to the Credit Agreement, effective as of the Second Amendment Effective Date, the parties hereto hereby agree as follows:

                  (a) The defintion of the "Applicable Eurodollar Spread" set forth in Paragraph 14 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "'Applicable Eurodollar Spread" shall mean with respect to any
                    ----------------------------
         Eurodollar Loan for the Interest Paid applicable to such Eurodollar
         Loan: (a) from the Effective Date to but not including the date upon which the Compliance Certificate showing the calculation of the Leverage Ratio for the fiscal quarter ending June 30, 1999 has been provided to the Agent and the Banks as required pursuant to Paragraph
                                                                     ---------
         9(a)(3) above, 1.75%, and (b) thereafter, that percentage determined in
         -------
         accordance with the following table:

                  Leverage Ratio            Applicable Eurodollar Spread
                  --------------            ----------------------------

                  Less than 1.00:1.00                         1.25%

                  Greater than or Equal to                    1.50%
                  1.00:1.00 but Less
                  than 1.50:1.00

                  Greater than or Equal to                    1.75%
                  1.50:1.00 but Less than
                  or Equal to 1.75:1.00

                  Greater than or Equal to                    2.00%
                  1.75:1.00 but less than
                  or Equal to 2.00:1.00"




                  (b) The definition of the term "Applicable Margin" as set forth in Paragraph 14 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "'Applicable Margin' shall mean with respect to any
                             -----------------
             Alternate Base Rate Loan, that percentage determined in accordance with the following table:

                  Leverage Ratio            Applicable Margin
                  --------------            -----------------
                  Less than 1.00:1.00                0.00%


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                  Greater than or Equal to           0.25%
                  1.00:1.00 but Less than
                  1.50:1.00

                  Greater than or Equal to           0.50%
                  1.50:1.00 but Less than
                  1.75:1.00

                  Greater than or Equal to           0.75%
                  1.75:1.00 but Less than
                  or Equal to 2.00:1.00"

         3. Limitation of Use of Proceeds. To reflect the agreement of the parties to limit the aggregate amount of stock that the Company may repurchase with the proceeds of Loans made pursuant to the Credit Agreement, effective as of the Second Amendment Effective Date, the parties hereto hereby agree that Paragraph 1 (d) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "1(d) Use of Proceeds. The proceeds of each Revolving Loan shall be used for working capital and general corporate purposes, including stock repurchases of up to $1,000,000.00 in the aggregate during the period from December 28, 1998 to the Revolving Loan Maturity Date (as the same may be extended from time to time)."

         4. Amendment of Financial Covenant. To reflect the agreement of the parties to reduce the maximum Leverage Ratio that the Company is permitted to maintain, effective as of the Second Amendment Effective Date, the parties hereto hereby agree as follows:

                  (a) The Leverage Ratio test set forth in Paragraph 10(k) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "10(k) Leverage Ratio Test. Permit as of the last day of any fiscal quarter the Parent's consolidated ratio of (1) Total Funded Debt to (2) EBITDA of the Parent and its consolidated Subsidiaries during such fiscal quarter and the immediately preceding three fiscal quarters to be greater than 2.00:1.00; provided, however, that for the purpose of calculating the Company's compliance herewith on the last day of the calendar quarters ending March 31, 1999 and June 30, 1999, Total Funded Indebtedness shall not include the maximum aggregate contingent obligation under the Note Guaranties."

                  (b) Paragraph 14 of the Credit Agreement is hereby amended to add, in correct alphabetical order, the following new definition:

                      "'Note Guaranties' shall mean those certain guaranties described on Schedule 3 attached hereto."


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                  (c) The schedule attached hereto as Amendment Schedule 3 is
                                                      --------------------
hereby incorporated by this reference into the Credit Agreement as Schedule 3
                                                                   ----------
thereto.

         5. Reaffirmation of Loan Documents. Each of the Company and each of the
            -------------------------------
Guarantors hereby affirms and agrees that (a) the execution and delivery by such Persons of, and the performance of their respective obligations under, this Second Amendment shall not in any way amend, impair, invalidate or otherwise affect any of such Person's obligations or the rights, remedies and powers of the Agent and the Bank under the Loan Documents, including, without limitation, the Security Documents, as the same are amended hereby, and (b) all Loan Documents remain in full force and effect.

         6. Representations and Warranties. Each of the Company, the Parent and
            ------------------------------
Big Wave hereby, severally and independently as to itself only, represents and warrants that at the date hereof and at and as of the Second Amendment Effective
Date:

                  (a) Except to the extent such were by their terms made solely as of a prior date, the representations and warranties of such Person contained in the Loan Documents are accurate and complete in all material respects.

                  (b) The execution and delivery by such Person of this Second Amendment and the performance by such Person of its obligations hereunder are within the corporate power of such Person, have been (or as of the Second Amendment Effective Date will be) duly authorized by all necessary corporate action and do not and will not (1) contravene any provision of such Person's charter, other incorporation papers, by-laws or any stock provisions, or any amendment thereof, (2) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of any of such parties under any agreement, deed of trust, indenture, mortgage or other instrument to such Person is a party or by which any of its properties are bound, (3) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official, (4) require any waiver, consent or approval of any Person other than such as have been obtained and copies of which have been provided to the Agent and the Security Agent, or (5) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of law, except those actions which have been taken or will be taken prior to the Second Amendment Effective Date.

                  (c) This Second Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms.

                  (d) No Default or Event of Default has occurred and is continuing or will occur as a result of (1) the execution and delivery of this Second Amendment, or (2) the consummation of the transactions contemplated hereby.

         7.       Effective Date.  This Second Amendment shall be effective,
                  --------------
retroactive to

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the date first above written, on the earliest date (the "Second Amendment
Effective Date") upon which there shall have been delivered to the Agent, in form and substance satisfactory to the Agent, each of the following:

                  (a) A copy or counterpart copies of this Second Amendment, duly executed by each of the parties hereto;

                  (b) Those fees required to be paid to the Agent pursuant to that certain Agent's Fee Letter dated of even date herewith from the Company to the Agent; and

                  (c) From the company and each of the Guarantors, certified copies of such corporate resolutions, authorizations and incumbency certificates as the Agent may reasonably request.

         8. Survival. The representations and warranties, covenants and
            --------
agreements of the Company, the Parent and Big Wave set forth herein shall survive the Second Amendment Effective Date.

         9. Captions. Paragraph or other headings contained in this Second
            --------
Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Second Amendment.

         10. Governing Law. This Second Amendment shall be governed by and
             -------------
construed in accordance with the laws of the State of California without giving effect to its choice of law rules.

         11. Expenses. The Company shall pay upon demand all costs and expenses,
             --------
including, without limitation, legal fees of Morrison & Foerster, LLP, special counsel to the Agent, in connection with the transactions contemplated hereby as are required to be paid by the Company pursuant to Section 9(g) of the Credit Agreement.

         12. Counterparts. This Second Amendment may be executed in counterparts
             ------------
and such counterparts shall, when taken together, constitute one and the same agreement.



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         EXECUTED as of the day and year first above written.

                            The Company:
                            ------------
                            CHART HOUSE, INC.


                            By:  ______________________________
                            Name: ____________________________
                            Title: _____________________________


                            The Guarantors:
                            ---------------
                            CHART HOUSE ENTERPRISES, INC.


                            By:  ______________________________
                            Name: ____________________________
                            Title: _____________________________



                            BIG WAVE, INC.


                            By:  ______________________________
                            Name: ____________________________
                            Title: _____________________________



                            The Agent, and as a Bank:
                            -------------------------
                            BANKBOSTON, N.A.


                            By:  ______________________________
                            Name: ____________________________
                            Title: _____________________________



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                            The Security Agent:

                            CALIFORNIA BANK & TRUST


                            By:  ______________________________
                            Name: __David W. Shaw____________
                            Title: ___ Vice President_____________



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                                                     AMENDMENT SCHEDULE 3
                                                     --------------------

                                   SCHEDULE 3

                                 NOTE GUARANTIES


Guarantor                 Maximum           Favored Party      Date of Guaranty
---------           Contingent Liability    -------------      ----------------
                       as of 12/28/98
                    --------------------